UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2025

MeridianLink, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40680	82-4844620
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3560 Hyland Avenue, Suite 200
Costa Mesa, CA 92626
(Address of principal executive offices and Zip Code)
(714) 708-6950
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MLNK	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 12, 2025, MeridianLink, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2025. A copy of this press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    Resignation of Nicolaas Vlok

On May 9, 2025, Nicolaas Vlok notified the Company of his decision to resign from his role as the Company’s Chief Executive Officer, effective as of October 1, 2025 (the “Transition Date”). Mr. Vlok’s decision to step down from the role of Chief Executive Officer was not based on any disagreement with the Company on any matter relating to its operations, policies, or practices. Mr. Vlok will continue to serve as a Class I director on the Company’s board of directors (the “Board”) for the term expiring on the date of the annual meeting of the stockholders to be held in 2025 or until his earlier death, resignation, or removal. If re-elected as a Class I director at the Company’s 2025 annual meeting of stockholders, Mr. Vlok will continue to serve as a Class I director until the Company’s annual meeting of stockholders to be held in 2028 or upon his earlier death, resignation, or removal. Mr. Vlok has not received compensation for his service as a director while serving as Chief Executive Officer. Following the Transition Date, however, Mr. Vlok will be entitled to the same compensatory arrangement as is consistent with the Company’s standard compensation for non-employee directors pursuant to the Company’s Non-Employee Director Compensation Policy, a copy of which is included as Exhibit 10.2 to the Company’s Form 10-Q filed on August 4, 2023.

Transition Agreement

On May 9, 2025, the Company entered into a transition agreement (the “Transition Agreement”) with Mr. Vlok. Subject to the terms of the Transition Agreement, including the requirement that Mr. Vlok executes and does not revoke a general release of claims against the Company, Mr. Vlok is entitled to receive (i) a pro-rated bonus for fiscal year 2025 based on the Company’s performance, (ii) a COBRA subsidy through December 31, 2025, and (iii) an extended exercise period for Mr. Vlok’s outstanding equity awards, to the extent vested and exercisable as of the Transition Date, until the earlier of (a) 180 days from Mr. Vlok’s last day of service as a director and (b) the original expiration date of the applicable equity award. Pursuant to the Transition Agreement, Mr. Vlok’s outstanding equity awards that are unvested as of the Transition Date will cease to vest and be held in abeyance until either (y) the closing of a sale event which would cause the awards to accelerate and become fully exercisable or (z) January 1, 2026, at which time the unvested awards would be forfeited. Furthermore, under the terms of the Transition Agreement, the Company is not entitled to terminate Mr. Vlok’s employment without cause. In addition, the Board granted Mr. Vlok a retention grant of 150,000 restricted stock units on May 12, 2025, which will vest on the Transition Date.

The foregoing summary of the Transition Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Transition Agreement, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Other than the compensation and benefit arrangements described in the Transition Agreement, the Company will not pay any consideration, severance, or other payments or provide any benefits to Mr. Vlok in connection with matters described herein.

(c)    Appointment of Laurence E. Katz

Laurence E. Katz, the current President of the Company, was appointed by the Board to serve as the Company’s Chief Executive Officer and President on May 9, 2025, effective as of the Transition Date. Mr. Katz currently serves as a Class I director of the Board and will continue to serve as such during his service as Chief Executive Officer and President for the term expiring on the date of the annual meeting of the stockholders to be held in 2025 or until his earlier death, resignation, or removal. If re-elected as a Class I director at the Company’s 2025 annual meeting of stockholders, Mr. Katz will continue to serve as a Class I director until the Company’s annual meeting of stockholders to be held in 2028 or upon his earlier death, resignation, or removal.

Biographical information regarding Mr. Katz is set forth under “Nominees for Class I Directors” in the Company’s proxy statement for its 2025 annual meeting of stockholders, as filed with the U.S. Securities and Exchange Commission on April 23, 2025, and such information is incorporated by reference herein.

Employment Agreement

On May 9, 2025, the Company entered into an amended and restated employment agreement with Mr. Katz (the “Employment Agreement”), providing Mr. Katz with the following additional compensation, effective as of the Transition Date, (i) a base salary of $600,000 per year, (ii) eligibility to receive a bonus with a target of 100% of his base salary, with a target bonus for 2025 pro-rated to reflect (a) the target bonus then in effect for his service prior to the Transition Date and (b) a target bonus of his base salary under the Employment Agreement for his service upon the Transition Date, subject to the terms of any applicable incentive compensation plan(s), and (iii) a grant of restricted stock units in an amount equal to $1,250,000 in the aggregate pursuant to the Company’s 2021 Stock Option and Incentive Plan (the “Equity Award”), which shall vest with respect to 6.25% of the Equity Award on October 1, 2025, and the remainder ratably over the following fifteen quarters, in each case subject to Mr. Katz’s continued service with the Company.

The foregoing summary of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is attached hereto as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

There is no arrangement or understanding between Mr. Katz and any other person pursuant to which Mr. Katz was appointed as Chief Executive Officer. There are no family relationships between Mr. Katz and any of the Company’s directors, executive officers or persons nominated or chosen by the Company to become a director or executive officer. Mr. Katz has not engaged in any related-person transactions required to be disclosed by Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) other than entry into a standard form of indemnification agreement with the Company that the Company enters into with its directors and executive officers.

Item 7.01 Regulation FD Disclosure.

On May 12, 2025, the Company issued a press release announcing the management changes discussed in Item 5.01 of this Current Report on Form 8-K. A copy of this press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

On May 12, 2025, the Company also issued a press release announcing its financial results for the first quarter ended March 31, 2025. A copy of this press release is furnished as Exhibit 99.2 and is incorporated by reference herein.

The Company also furnishes herewith, as Exhibit 99.3, a presentation, dated May 2025, to be given to investors and others and made available on the Company's investor relations website at ir.meridianlink.com.

The information contained in this Item 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibits 99.1, 99.2, and 99.3 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Generally, these statements can be identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions, although not all forward-looking statements contain these identifying words. Further, statements describing our strategy, outlook, guidance, plans, intentions, or goals are also forward-looking statements. These forward-looking statements reflect our predictions, expectations, or forecasts, including, but not limited to, statements regarding our Chief Executive Officer transition and leadership plans. Actual results or events may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, risks related to our business and industry, as well as those set forth in Item 1A. Risk Factors, or elsewhere, in our Annual Report on Form 10-K for the year ended December 31, 2024, any updates in our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K, and our other SEC filings. These forward-looking statements are based on reasonable assumptions as of the date hereof. The plans, intentions, or expectations disclosed in our forward-looking statements may not be achieved, and you should not rely upon forward-looking statements as predictions of future events. We undertake no obligation, other than as required by applicable law, to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

10.1	Transition Agreement by and between the Registrant and Nicolaas Vlok, dated as of May 9, 2025.

10.2	Amended and Restated Employment Agreement by and between the Registrant and Laurence E. Katz, dated as of May 9, 2025.

99.1	Press Release dated May 12, 2025 announcing management changes.

99.2	Press Release dated May 12, 2025 announcing the financial results for the first quarter ended March 31, 2025.

99.3	Investor Presentation Materials.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIDIANLINK, INC.
Date: May 12, 2025
	By:	/s/ Elias Olmeta
Elias Olmeta
Chief Financial Officer